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                        POWER OF ATTORNEY


          Each of the undersigned does hereby appoint Thomas H. Jacobsen and Ralph W. Babb, Jr., and each of them, as his true and lawful attorney in fact, with full power and authority separately to execute in the name of the undersigned, and to file with the United States Securities and Exchange Commission, a registration statement on Form S-4, and any amendments or supplements thereto, registering the issuance by Mercantile Bancorporation Inc. of shares of its common stock, and the preferred share purchase rights which trade therewith, in connection with the acquisition of UNSL Financial Corp., as well as such other filings as the above-named attorneys deem necessary or advisable to enable Mercantile Bancorporation Inc. to comply with the Securities Act of 1933, the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with said acquisition, and does hereby ratify and confirm all acts that such attorneys in fact, or any of them separately, may lawfully do or cause to be done by virtue hereof.

Name                            Signature                     Date
- ----------------------------   ----------------------------   ----------------

Richard P. Conerly             /s/Richard P. Conerly          8/22/94
                               ----------------------------   ----------------

Harry M. Cornell, Jr.          /s/Harry M. Cornell, Jr.       8/22/94
                               ----------------------------   ----------------

Earl K. Dille                  /s/Earl K. Dille               8/20/94
                               ----------------------------   ----------------

J. Cliff Eason                 /s/J. Cliff Eason              8/23/94
                               ----------------------------   ----------------

Bernard A. Edison
                               ----------------------------   ----------------

William A. Hall                /s/William A. Hall             9/24/94
                               ----------------------------   ----------------

Thomas A. Hays                 /s/Thomas A. Hays              8/22/94
                               ----------------------------   ----------------

William G. Heckman             /s/William G. Heckman          8/25/94
                               ----------------------------   ----------------

Thomas H. Jacobsen
                               ----------------------------   ----------------

James B. Malloy                /s/James B. Malloy             8/22/94
                               ----------------------------   ----------------

Charles H. Price II            /s/Charles H. Price II         8/25/94
                               ----------------------------   ----------------

Harvey Saligman                /s/Harvey Saligman             8/24/94
                               ----------------------------   ----------------

Craig D. Schnuck               /s/Craig D. Schnuck            8/22/94
                               ----------------------------   ----------------

Robert W. Staley               /s/Robert W. Staley            8/24/94
                               ----------------------------   ----------------

Robert L. Stark                /s/Robert L. Stark             8/22/94
                               ----------------------------   ----------------

Patrick T. Stokes              /s/Patrick T. Stokes           8/22/94
                               ----------------------------   ----------------

Francis A. Stroble             /s/Francis A. Stroble          8/19/94
                               ----------------------------   ----------------

Joseph G. Werner               /s/Joseph G. Werner            8/25/94
                               ----------------------------   ----------------

John A. Wright                 /s/John A. Wright              8/22/94
                               ----------------------------   ----------------

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